Exhibit 99.235

EXHIBIT 99.66 Utility Industry - The Change Drivers TECHNOLOGY - Generation Economics CONSUMERS - Choice & Value MARKET & INVESTORS - Opportunities & Profitabiliy PUBLIC POLICY - Competition & Efficiency De-regulation & Re-structuring

The Utility Traditional Strategy COST CENTER & BUDGET CENTRIC REGULATION CONSTRAINTS CAPACITY FULFILLMENT SERVICE RELIABILITY CUSTOMER SERVICE

Market Economic Pressure M o n e y Time Revenues Operating Costs Wages Capital Competition Regulatory Change

The Future Market Requires...... COST REVENUES PERFORMANCE CENTRIC ASSET MANAGEMENT OPERATION EFFICIENCY SERVICE RELIABILITY TECHNOLOGY OPPORTUNISTIC NEW APPLICATIONS REVENUE FOCUSED PRODUCT & SERVICES OFFERINGS ASSET UTILIZATION & LEVERAGE MANAGE FOR GROWTH

Compelling Challenges.... People Technology Process COMPETITIVE ADVANTAGE NEW ENTITIES ISO / PX Interface Revenue Validation Outage Mgmt & Coordination INCENTIVE RATE MAKING "BPR" Cost Reduction Asset & Load Management Reliability Enhancement Safety Enhancement GROWTH OPPORTUNITIES New Product & Services (O&M Services) Load Development & Marketing (EV Deployment) R/W Leasing Increase Load Through Put

New Entities.... ISO / PX Interface Revenue Validation Outage Mgmt & Coordination Interface efficiently & effectively with ISO Primarily with ISO - Protocol to be established Grid Operating Center - Single point of contact ISO decides how to operate the grid, PGBU operates Real time / metered load, & other comm. systems Effective validation of ISO decisions Real time load flow analytical & monitoring tools - Validate Congestion Contract, Access Fees, etc. Metered load / revenue data - Validate revenue Analytical tools for above & connectivity to MIS System integrity & cost / revenue modeling for outage management (currently by Grid Dispatch) ISO will manage & schedule system outages - specifics not yet determined Minimum requirement: coordination with ISO for Grid & Distribution operation / outage scheduling Minimum system requirement: Real time load flow analytical tools

Incentive Rate Making - PBR O & M Cost Reduction Asset & Equipment Management Reliability Enhancement Safety Enhancement Increase labor / equipment operating efficiency Labor cost by work functions data Equipment cost & utilization data Management Information Systems & Analysis tools Increase maintenance / scheduling efficiency Condition / performance based maintenance Equipment performance data & labor function cost System utilization & cost / revenue data Cost / benefit analysis tools Risk Assessment & Containment Program System performance & cost bases Cost / benefit & risk analysis tools Training program Connectivity with MIS Reliability (CMI) Tracking & Analysis Real time & historic performance data Outage management & automated tracking tool Connectivity with MIS

Growth Opportunity - Revenue Enhancement New Product & Services New Load Development & Marketing R/W Leasing Power & Load Through Put Products / services development & marketing Market / customer needs knowledge Technology watch program P/S development, marketing / customer service procedures & management tools Resource utilization & cost base Cost accounting / benefit analysis tools Market segmentation & risk analysis tools Resource management, scheduling, dispatch tools Project Management program / tools - estimating /cost control & reporting Effective infrastructure / facility management Infrastructure / facility inventory & utilization data Cost (to manage) data Management / Optimization tools Enhance power / load transmitted through grid Real time power flow analysis tool Dynamic line compensation technology

Current PGBU KPIs Shashi to compile

Future KPIs GROWTH OPPORTUNITIES Contribution to Overhead & Profit Revenue Product/Service Ratio Backlog $ / MnYr Cost of Sales Cost of Cash Customer Satisfaction Market Penetration INCENTIVE RATE MAKING "BPR" O&M /Circuit Mile O&M/kWh & KW Grid Revenue/Grid Ratebase Material Turnover Asset Utilization (Loadflow/Capacity) CMI Customer Outage Frequency Reliability Sensibility (CMI Change per $ change) Regulatory & Environmental Compliance OSHA & Loss Time Accident Training Hr. / FTE # of Performance Errors Control Area Performance NEW ENTITIES "ISO/PX" (Cost to Comply) (Conflict resolution) (Compliance index - Citations - Fines) (Satisfaction index) Need help from Paul, Ali, & Daruish in this area New KPI

Other Operation Based IS & Tools

Construction, Operations, Testing & Dispatch

- EMS & AGC
- PMS - Harris SCADA
- OMS - M3i
- OC System Load Acquisition
- Task Master Evant Logging
- Various R/T Monitor systems
- Equipment DB (Under development)
- Relay Settings DB (paper)
- Doble Relay Test data (PC)
- SAS Data Acquisition (To be developed)
- CMI Tracking

Engineering & Design

- AutoCad Design Drafting
- ABOM & MMS
- WSCC & PTI Load Flow
- Short Circuit Analysis (PTI)
- PC & MF Engineering Analytical

Project Management

- Project Management (Under development)
- Design Scheduling & Costing
- Project Scheduling & Tracking
- (Prima Vera & MS Project)

Records & Mapping

- Real Propert Mapping - Paper & AutoCad
- Map Info GIS
- Maps & 1 Line - Paper & AutoCad (On Line)

SOUTHERN CALIFORNIA EDISON
perotsystems

PGBU - Current Business Functions

GP&S
Staffing - 20

- Grid Planning (3-5 Yr.)
  - Transmission
  - Subtransmission
- Grid Strategy
  - Bus Strategy
    - Regulated
    - Competitive

GOM
Staffing - 1,100

- Grid Engineering
  - Protection
  - Equip Failure Analysis
- Grid Operation
  - Sub automation
- Grid Construction
  - Transmission
  - Substation
- Grid Maintenance
  - Transmission
  - Substation
- Grid Project Management
- Grid crew/operator Training

GD
Staffing - 40

- EMS / Automatic Generation Control
  - Load / Gen Balancing
- Grid Switching / Outage Mgmt
  - Transmission
  - Subtransmission
- Switching Center Coordination
- Energy Pre-scheduling / Accounting
- Short Term Planning
  - 1 to 2 year
  - Transmission

GC&BM
Staffing - 60

- Budget Planning & Monitor Budget Performance
- Manage Grid Access Requests
- Administer 600+ energy & Grid contracts
- FERC Form 1 Coordination
- OOR Tracking
- Business Development
  - New P / S
  - Mkt Strategy
  - Regulatory Coordination
  - Asset Management
- PGBU IS Support

SOUTHERN CALIFORNIA EDISON
perotsystems

PGBU - Future Business Functions

GP&S
Staffing - 20

- Grid Planning (3-5 Yr.)
  - Transmission
  - Subtransmission
- Grid Strategy
  - Bus Strategy
    - Regulated
    - Competitive

GOM
Staffing - 1,100

- Grid Engineering
  - Protection
  - Equip Failure Analysis
- Grid Operation
  - Sub automation
- Grid Construction
  - Transmission
  - Substation
- Grid Maintenance
  - Transmission
  - Substation
- Grid Project Management
- Grid crew/operator Training

GD
Staffing - 40

- EMS / Automatic Generation Control
  - Load / Gen Balancing
- Grid Switching / Outage Mgmt
  - Transmission
  - Subtransmission
- Switching Center Coordination
- Energy Pre-scheduling / Accounting
- Short Term Planning
  - 1 to 2 year
  - Transmission

GC&BM
Staffing - 60

- Budget Planning & Monitor Budget Performance
- Manage Grid Access Requests
- Administer 600+ energy & Grid contracts
- FERC Form 1 Coordination
- OOR Tracking
- Business Development
  - New P / S
  - Mkt Strategy
  - Regulatory Coordination
  - Asset Management
- PGBU IS Support

- ISO
- PX

Southern California EDISON

perotsystems

Exhibit 99.67 Industry Restructuring Technological innovations Customers' demand for choice & value Favorable view of markets Key Drivers

Alternative Industry Structures System Operator Transmission Facility Provider(s) Power Exchange Scheduling Coordinators for Direct Access Customers Ancillary Services Providers Generation Distribution Retail

Independent System Operator (ISO) Provides transmission services on a non-discriminatory basis Maintains reliability / Arranges for ancillary services Prices transmission / Resolves congestion System Operator

Alternative Structures for Transmission--Vertical Utility System Operator Transmission Facility Provider(s) Ancillary Services Providers

Alternative Structures for Transmission--NGC Model System Operator Transmission Facility Provider(s) Power Exchange Ancillary Services Providers

Alternative Structures for Transmission--Australian Model System Operator Transmission Facility Provider(s) Power Exchange Ancillary Services Providers

System Operator Transmission Facility Provider(s) Power Exchange Scheduling Coordinators for Direct Access Customers Ancillary Services Providers Alternative Structures for Transmission--PJM Model

System Operator Transmission Facility Provider(s) Power Exchange Scheduling Coordinators Ancillary Services Providers Alternative Structures for Transmission--TRANSCO

Alternative Structures for Transmission--WEPEX System Operator Transmission Facility Provider(s) Power Exchange Scheduling Coordinators for Direct Access Customers Ancillary Services Providers

System Operator Transmission Facility Provider(s) Scheduling Coordinators Ancillary Services Providers Alternative Structures for Transmission--FERC Model

Short-term As Available Long-term Common Types of Transmission Service Non-Firm Firm Firm Non-Firm As Available Specified Interruption Conditions Point-to-Point Network

FERC Ancillary Services Scheduling, System Control & Dispatch Spinning Reserve Regulation & Frequency Response Supplemental Reserve Reactive Supply and Voltage Control Energy Imbalance

Exhibit 99.68 Telecom Opportunities For Electric Power Utilities Potential revenue sources Potential liabilities

Potential Revenue Sources Leasing of bandwidth on dark fiber installed to support system operation Sharing of underground trenches for laying new fiber cables Wrapping fiberoptic cable arounf overhead ground wires Installing antennas on utility poles and towers Leasing substation lands for installation of master antennas

Potential Liabilities Lack of city franchise rights to get into telecom business potentially having to pay larger franchise fees per energy transaction Additional regulation by FCC and other regulatory bodies Confrontational relationships with traditional allies